SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 18, 2008

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On March 18, 2008, W. Kim Foster, Senior Vice President and Chief Financial Officer, addressed a group of investors at the UBS Specialty Chemicals Conference in Boston, Mass. Slides used in his presentation at the meeting are included hereto as an exhibit.

On March 19, 2008, Mr. Foster also addressed a group of investors at the BB&T Manufacturing & Materials Conference in New York, N.Y. Slides used for his presentation at the meeting are included hereto as an exhibit.

This report is not deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	FMC presentation by W. Kim Foster at the UBS Specialty Chemicals Conference in Boston, Mass. on Tuesday, March 18, 2008 and the BB&T Manufacturing & Materials Conference in New York, N.Y. on March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By:	/s/ W. KIM FOSTER
W. Kim Foster Senior Vice President and Chief Financial Officer

Date: March 19, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	FMC presentation by W. Kim Foster at the UBS Specialty Chemicals Conference in Boston, Mass. on Tuesday, March 18, 2008 and the BB&T Manufacturing & Materials Conference in New York, N.Y. on March 19, 2008.